UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  September 15, 2020 (September 14, 2020)

SERVICEMASTER GLOBAL HOLDINGS, INC.

(Exact name of each registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

150 Peabody Place, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 597-1400

(Each registrant’s telephone number, including area code)

 _______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common, par value $0.01	SERV	NYSE

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of 11:59 pm on September 14, 2020, Naren K. Gursahaney resigned as Interim Chief Executive Officer of ServiceMaster Global Holdings, Inc. (the “Company”). Effective as of September 15, 2020, Brett T. Ponton began his tenure as the Company’s Chief Executive Officer and as a Class I member of the Company’s Board of Directors, which term is scheduled to expire at the Company’s 2021 Annual Meeting of Stockholders. This anticipated leadership transition and the employment arrangements with Mr. Ponton were previously disclosed on Form 8-K dated August 6, 2020. Also effective as of September 15, 2020, Mr. Gursahaney reverted to the status of an independent director and resumed his role as non-executive Chairman of the Board of Directors and as a member of the Nominating and Corporate Governance Committee of the Board following his service as Interim Chief Executive Officer over the past eight months. Mr. Gursahaney will continue to serve as a member of the Environmental, Health & Safety Committee of the Board. In connection with Mr. Gursahaney resuming his role as non-executive Chairman of the Board, Mark E. Tomkins will no longer serve as Lead Independent Director of the Board.

Item 7.01. Regulation FD Disclosure.

On September 15, 2020, the Company issued a press release announcing that the Company will change its name to Terminix Global Holdings, Inc., and change its NYSE ticker symbol from “SERV” to “TMX” contingent upon the closing of the sale of its ServiceMaster Brands segment, and associated names and trademarks, to Roark Capital, an affiliate of investment funds managed by Roark Capital Management LLC, which is subject to customary legal and regulatory closing conditions. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Cautions Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements and cautionary statements. Forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or other comparable terms. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control, including, without limitation, the risks and uncertainties discussed in the “Risk Factors” and “Information Regarding Forward-Looking Statements” sections in the Company’s reports filed with the U.S. Securities and Exchange Commission. Such risks, uncertainties and changes in circumstances include, but are not limited to: the possibility that regulatory and other conditions to the sale of the Business are not received or satisfied on a timely basis or at all, and the possibility of changes in the anticipated timing for closing the Transaction; the possibility that the Company may not fully realize the projected benefits of the Transaction; business disruption during the pendency of or following the Transaction; the impact of reserves attributable to pending Litigated and Non-Litigated Claims for terminate damages; the impact of COVID-19 on the Company’s operations; lawsuits, enforcement actions and other claims by third parties or governmental authorities; compliance with, or violation of environmental health and safety laws and regulations; weakening general economic conditions; weather conditions and seasonality; the success of the Company’s business strategies, and costs associated with restructuring initiatives. Forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, the Company’s actual results of operations, financial condition and liquidity, and the development of the market segments in which it operates, may differ materially from those made in or suggested by the forward-looking statements contained in this press release. The Company assumes no obligation to update the information contained herein, which speaks only as of the date hereof.

Item 9.01. Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit	Description

99.1	Press Release issued September 15, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICEMASTER GLOBAL HOLDINGS, INC.
(Registrant)

September 15, 2020	By:	/s/ Anthony D. DiLucente
Anthony D. DiLucente
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued September 15, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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